                                                                    EXHIBIT 10.1



                                 ALLERGAN, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN




RESTATED
2000

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                                TABLE OF CONTENTS

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ARTICLE I
NAME AND EFFECTIVE DATE..............................................................................1
1.1               Plan Name..........................................................................1
1.2               Effective Date of 2000 Restated Plan...............................................1
1.3               Plan Purpose.......................................................................1
1.4               Plan Intended to Qualify...........................................................1

ARTICLE II
DEFINITIONS..........................................................................................2
2.1               Affiliated Company.................................................................2
2.2               Beneficiary........................................................................2
2.3               Board of Directors.................................................................2
2.4               Break in Service...................................................................2
2.5               Code...............................................................................2
2.6               Committee..........................................................................2
2.7               Company............................................................................2
2.8               Company Stock......................................................................2
2.9               Compensation.......................................................................2
2.10              Computation Period.................................................................3
2.11              Credited Service...................................................................4
2.12              Disability.........................................................................5
2.13              Effective Date.....................................................................6
2.14              Eligible Employee..................................................................6
2.15              Eligible Retirement Plan...........................................................6
2.16              Eligible Rollover Distribution.....................................................6
2.17              Employee...........................................................................7
2.18              Employment Commencement Date.......................................................7
2.19              Entry Date.........................................................................7
2.20              ERISA..............................................................................7
2.21              ESOP Account.......................................................................7
2.22              Exempt Loan........................................................................7
2.23              Exempt Loan Suspense Subfund.......................................................8
2.24              415 Suspense Account...............................................................8
2.25              Highly Compensated Employee........................................................8
2.26              Hour of Service....................................................................9
2.27              Investment Manager.................................................................10
2.28              Leased Employee....................................................................10
2.29              Leave of Absence...................................................................10
2.30              Normal Retirement Age..............................................................11
2.31              Participant........................................................................11
2.32              Period of Severance................................................................11
2.33              Plan...............................................................................11
2.34              Plan Administrator.................................................................11
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                               TABLE OF CONTENTS

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2.35              Plan Year..........................................................................12
2.36              Reemployment Commencement Date.....................................................12
2.37              Severance..........................................................................12
2.38              Severance Date.....................................................................12
2.39              Sponsor............................................................................13
2.40              Trust..............................................................................13
2.41              Trust Agreement....................................................................13
2.42              Trustee............................................................................13
2.43              Valuation Date.....................................................................13

ARTICLE III
ELIGIBILITY AND PARTICIPATION........................................................................14
3.1               Commencement of Participation......................................................14
3.2               Participation after Reemployment...................................................14
3.3               Duration of Participation..........................................................14
3.4               Participation After Normal Retirement Age..........................................14

ARTICLE IV
CONTRIBUTIONS AND ALLOCATION TO ACCOUNTS.............................................................15
4.1               Contributions to the Trust Fund....................................................15
4.2               Allocation of Contributions to Trust Fund..........................................15
4.3               Forfeitures........................................................................17
4.4               Employee Contributions and Rollovers...............................................17

ARTICLE V
VESTING AND DISTRIBUTIONS............................................................................18
5.1               No Vested Rights Except as Herein Specified........................................18
5.2               Vesting............................................................................18
5.3               Severance When Less Than Fully Vested..............................................18
5.4               Distribution upon Severance........................................................19
5.5               Distribution upon Death............................................................19
5.6               Distribution upon Disability.......................................................20
5.7               Withdrawal upon Age 59-1/2.........................................................20
5.8               Designation of Beneficiary.........................................................20
5.9               Form of Distribution...............................................................21
5.10              Distribution Rules.................................................................22
5.11              Put Option for Company Stock Allocated to ESOP Accounts............................23
5.12              Diversification Rule...............................................................27
5.13              Lapsed Benefits....................................................................28
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                               TABLE OF CONTENTS

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ARTICLE VI
TRUST FUND AND INVESTMENTS...........................................................................30
6.1               General............................................................................30
6.2               Single Trust.......................................................................30
6.3               Investment of the Trust............................................................30
6.4               Certain Offers for Company Stock...................................................31
6.5               Securities Law Limitation..........................................................35
6.6               Accounting and Valuations..........................................................35
6.7               Dividends..........................................................................37
6.8               Non-Diversion of Trust Fund........................................................38
6.9               Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund..........39
6.10              Distributions......................................................................39
6.11              Taxes..............................................................................39
6.12              Trustee Records to be Maintained...................................................39
6.13              Annual Report of Trustee...........................................................39
6.14              Appointment of Investment Manager..................................................40

ARTICLE VII
OPERATION AND ADMINISTRATION.........................................................................41
7.1               Appointment of Committee...........................................................41
7.2               Transaction of Business............................................................41
7.3               Voting.............................................................................41
7.4               Responsibility of Committee........................................................41
7.5               Committee Powers...................................................................42
7.6               Additional Powers of Committee.....................................................43
7.7               Claims Procedures..................................................................43
7.8               Appeals Procedures.................................................................44
7.9               Limitation on Liability............................................................45
7.10              Indemnification and Insurance......................................................45
7.11              Compensation of Committee and Plan Expenses........................................45
7.12              Resignation........................................................................45
7.13              Voting of Company Stock............................................................45
7.14              Reliance Upon Documents and Opinions...............................................47

ARTICLE VIII
AMENDMENT AND ADOPTION OF PLAN.......................................................................49
8.1               Right to Amend Plan................................................................49
8.2               Adoption of Plan by Affiliated Companies...........................................49
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                               TABLE OF CONTENTS

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ARTICLE IX
DISCONTINUANCE OF CONTRIBUTIONS......................................................................50

ARTICLE X
TERMINATION AND MERGER...............................................................................51
10.1              Right to Terminate Plan............................................................51
10.2              Effect on Trustee and Committee....................................................51
10.3              Merger Restriction.................................................................51
10.4              Effect of Reorganization, Transfer of Assets or Change in Control..................51

ARTICLE XI
LIMITATION ON ALLOCATIONS............................................................................55
11.1              General Rule.......................................................................55
11.2              Annual Additions...................................................................55
11.3              Other Defined Contribution Plans...................................................55
11.4              Defined Benefit Plans..............................................................56
11.5              Adjustments for Excess Annual Additions............................................56
11.6              Compensation.......................................................................57
11.7              Treatment of 415 Suspense Account Upon Termination.................................58

ARTICLE XII
TOP-HEAVY RULES......................................................................................59
12.1              Applicability......................................................................59
12.2              Definitions........................................................................59
12.3              Top-Heavy Status...................................................................60
12.4              Minimum Contributions..............................................................62
12.5              Maximum Annual Addition............................................................62
12.6              Minimum Vesting Rules..............................................................63
12.7              Non-Eligible Employees.............................................................63

ARTICLE XIII
RESTRICTION ON ASSIGNMENT OR OTHER ALIENATION OF PLAN BENEFITS.......................................64
13.1              General Restrictions Against Alienation............................................64
13.2              Qualified Domestic Relations Orders................................................64

ARTICLE XIV
MISCELLANEOUS PROVISIONS.............................................................................68
14.1              No Right of Employment Hereunder...................................................68
14.2              Limitation on Company Liability....................................................68
14.3              Effect of Article Headings.........................................................68
14.4              Gender.............................................................................68
14.5              Interpretation.....................................................................68
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                               TABLE OF CONTENTS

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14.6              Withholding For Taxes..............................................................68
14.7              California Law Controlling.........................................................68
14.8              Plan and Trust as One Instrument...................................................68
14.9              Invalid Provisions.................................................................68
14.10             Counterparts.......................................................................69
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                                       v
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                                 ALLERGAN, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    ARTICLE I
                             NAME AND EFFECTIVE DATE

         1.1. Plan Name. This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan"), evidences the terms of a defined contribution plan for Eligible Employees of Allergan and any Affiliated Companies that are authorized by the Board of Directors to participate in the plan, to be known hereafter as the "Allergan, Inc. Employee Stock Ownership Plan (Restated 2000)" (the "Plan").

         1.2. Effective Date of 2000 Restated Plan. The "Allergan, Inc. Employee Stock Ownership Plan (Restated 1996)" and the First, Second, Third, Fourth and Fifth Amendments made thereto are hereby incorporated into the Plan. The Effective Date of the 2000 Restated Plan shall be January 1, 1997 unless otherwise stated in the Plan.

         1.3. Plan Purpose. The purpose of the Plan is to offer Participants a systematic program for accumulation of beneficial ownership interests in Company Stock and to encourage and develop employee interest and involvement in the Company. Through the beneficial ownership of Company Stock, enhanced by means of possible debt financed acquisition of Company Stock, Allergan, Inc. intends to provide Participants with a meaningful voice in matters affecting both it and Participants as shareholders. In order to accomplish these objectives, the Plan is expressly authorized and directed to acquire and hold Company Stock as its primary investment. All assets acquired under the Plan shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

         1.4. Plan Intended to Qualify. The Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified stock bonus plan and under Code Section 4975(e)(7) as an employee stock ownership plan. The provisions of the Plan are also intended to comply with all changes to the qualification requirements made by the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998 including qualification requirements that are effective on or after January 1, 1999.

                                   ARTICLE II
                                   DEFINITIONS

         2.1. Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). An entity shall be an Affiliated Company pursuant to this paragraph only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the original Effective Date of the Plan.

         2.2. Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant as set forth in Section 5.8 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated pursuant to Section 5.8 to receive the interest of a deceased Participant in such event.

         2.3. Board of Directors. "Board of Directors" shall mean the Board of Directors of the Sponsor (or its delegate) as it may from time to time be constituted.

         2.4. Break in Service. "Break in Service" shall mean, with respect to an Employee, each period of 12 consecutive months during a Period of Severance that commences on the Employee's Severance Date or on any anniversary of such Severance Date.

         2.5. Code. "Code" shall mean the Internal Revenue Code of 1986 and the regulations thereunder. Reference to a specific Code Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

         2.6. Committee. "Committee" shall mean the committee appointed under the provisions of Section 7.1.

         2.7. Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts the Plan in accordance with Section 8.2.

         2.8. Company Stock. "Company Stock" shall mean any class of stock of the Sponsor which both constitutes "qualifying employer securities" as defined in Section 407(d)(5) of ERISA and "employer securities" as defined in Code
Section 409(1).

         2.9. Compensation. "Compensation" shall mean the amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of

America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), amounts of salary reduction elected by the Participant under a Code Section 401(k) cash or deferred arrangement, shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the following programs:

         (1) Sales bonus,

         (2) Management Bonus Plan or Executive Bonus Plan, either in cash or in restricted stock,

         (3) Group performance sharing payments, such as the "Partners for Success;"

but excluding business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees. Compensation taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B). Notwithstanding the foregoing, for purposes of applying the provisions of Articles XI and XII, an Employee's Compensation shall be determined pursuant to the definition of "Compensation" as set forth in Sections 11.6 or 12.2(i), as the case may be.

         2.10. Computation Period

                  (a) "Computation Period" shall mean the consecutive twelve
         (12) month period used for determining whether an Employee is eligible to participate in the Plan pursuant to Section 3.1.

                  (b) An Employee's initial Computation Period shall be the twelve-month period commencing on his or her Employment Commencement Date or Reemployment Commencement Date (whichever is applicable).

                  (c) An Employee's second Computation Period (and all subsequent Computation Periods) shall be the Plan Year that includes or begins on the first anniversary of such Employee's Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) and each subsequent Plan Year.

         2.11. Credited Service. "Credited Service" shall mean, with respect to each Employee, his or her years and months of Credited Service determined in accordance with the following rules:

                  (a) In the case of any Employee who was employed by the Company on the original Effective Date, for the period prior to such Effective Date such Employee shall be credited with Credited Service under the Plan equal to the period (if any) of uninterrupted employment of such Employee with the Company up to and including the day before the original Effective Date. For purposes of this paragraph (a), such a period of pre-Effective Date employment shall not be deemed to have been interrupted by reason of (i) any break in or interruption of employment which continued for less than one year, or (ii) any Leave of Absence granted to such Employee under applicable Company policies regarding Leaves of Absence.

                  (b) On and after the Effective Date, an Employee shall receive Credited Service credit for the elapsed period of time between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date). Solely for the purpose of determining an Employee's Credited Service under this paragraph (b), in the case of an Employee who is employed on the Effective Date, that date shall be deemed to be an Employment Commencement Date of the Employee (with service credit for periods prior to the Effective Date to be determined under paragraph (a) above). An Employee who is absent from work on an authorized Leave of Absence shall be deemed to have incurred a Severance (if any) in accordance with the rules of Section 2.37.

                  (c) An Employee shall receive Credited Service credit for periods between a Severance and his or her subsequent Reemployment Commencement Date in accordance with the following rules:

                           (i) If an Employee incurs a Severance by reason of a
                  quit, discharge or retirement (other than such a Severance occurring during an approved Leave of Absence, which situation is covered under the provisions of subparagraph (ii) below), and the Employee is later reemployed by the Company prior to his or her incurring a Break in Service, he or she shall receive Credited Service for the period commencing with his or her Severance Date and ending with his or her subsequent Reemployment Commencement Date.

                           (ii) If an Employee is on an approved Leave of
                  Absence and then incurs a Severance by reason of a quit, discharge or retirement during the Leave of Absence, or a failure to return to work as scheduled following such Leave, and such Employee is later reemployed by the Company within 12 months of the date on which he or she discontinued active employment and commenced such Leave, he or she shall receive Credited Service for the period commencing with his or her Severance Date and ending with his or her subsequent Reemployment Commencement Date. For such purposes an Employee shall be deemed to have incurred a Severance (if any) in accordance with the rules of Section 2.37.

                           (iii) Other than as expressly set forth above in this
                  paragraph (c), an Employee shall receive no Credited Service with respect to periods between a Severance and a subsequent Reemployment Commencement Date.

                  (d) For all purposes of the Plan, an Employee's total Credited Service shall be determined by aggregating any separate periods of Credited Service separated by any Breaks in Service.

                  (e) An Employee shall be credited with Credited Service with respect to a period of employment with an Affiliated Company, but only to the extent that such period of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Company.

                  (f) Notwithstanding the foregoing, unless the Sponsor shall so provide by resolution of its Board of Directors, or unless otherwise expressly stated in the Plan, an Employee shall not receive such Credited Service credit for any period of employment with an Affiliated Company prior to such entity becoming an Affiliated Company, except that Employees of Allergan Optical, Inc., Allergan Humphrey, and Allergan Medical Optics shall receive Credited Service credit for any period of employment with such companies prior to the time such companies became Affiliated Companies.

                  (g) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

         2.12. Disability. "Disability" shall mean any mental or physical condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for the Company for which he or she is reasonably fitted by education, training, or experience and which condition can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months. The determination by the Committee, upon opinion of a


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

physician selected by the Committee, as to whether a Participant has incurred a Disability shall be final and binding on all persons.

         2.13. Effective Date. "Effective Date" of this restated Plan shall mean January 1, 1997 unless otherwise specified in the Plan. The original Effective Date of the Plan was July 26, 1989.

         2.14. Eligible Employee. "Eligible Employee" shall mean any United States-based payroll Employee of the Company and any expatriate Employee of the Company who is a United States citizen or permanent resident, but excluding any Employee of the Company who is employed at the Sponsor's facility in Puerto Rico, any non-resident alien, any non-regular manufacturing site transition Employee, any Leased Employee, and any Employee covered by a collective bargaining agreement.

         2.15. Eligible Retirement Plan. "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts an Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.16. Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                  (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                  (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

                  (c) any hardship distribution described in Code Section 401(k)(2)(B)(I)(IV);

                  (d) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (e) any other distribution that is reasonably expected to total less than $200 during the year.

         For purposes of this Section, "Distributee" shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XIII) are Distributees with regard to the interest of the spouse or former spouse.

         2.17. Employee. "Employee" shall mean, for purposes of the Plan, any person who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor and
(ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.(1)

         2.18. Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service in any capacity for the Sponsor or any Affiliated Company. Unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors, an Employee shall not, for the purpose of determining his or her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which such entity became an Affiliated Company.

         2.19. Entry Date. "Entry Date" shall mean the first day of each calendar quarter commencing each January 1, April 1, July 1, and October 1 of each Plan Year.

         2.20. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Reference to a specific ERISA Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

         2.21. ESOP Account. "ESOP Account" shall mean, with respect to each Participant, the account established and maintained for purposes of holding and accounting for the Participant's allocated share of assets of the Plan, including any subaccounts established thereunder from time to time (including his or her Stock Subaccount and Non-Stock Subaccount established pursuant to
Section 6.6).

         2.22. Exempt Loan. "Exempt Loan" shall mean any loan to the Plan or Trust not prohibited by Code Section 4975(c), including a loan which meets the requirements set forth in Code Section 4975(d)(3) and the regulations promulgated thereunder, the proceeds of which are used to finance the acquisition of Company Stock or to refinance such a loan.

--------
(1) Section 2.17 was amended effective October 1, 1997 as set forth in the Second Amendment to the Plan, amended effective January 1, 1999 as set forth in the Fourth Amendment to the Plan and is amended effective January 1, 2000 as set forth above.


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

         2.23. Exempt Loan Suspense Subfund. "Exempt Loan Suspense Subfund" shall mean the subfund established under Section 4.1 hereof as part of the Trust Fund to hold Company Stock purchased with the proceeds of an Exempt Loan pending the allocation of such Company Stock to individual ESOP Accounts.

         2.24. 415 Suspense Account. "415 Suspense Account" shall mean the account (if any) established and maintained in accordance with the provisions of
Article XI for the purpose of holding and accounting for allocations of excess Annual Additions (as defined in Article XI).

         2.25. Highly Compensated Employee. "Highly Compensated Employee" shall mean:

                  (a) An Employee who performed services for the Employer during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

                           (i) Employees who at any time during the Plan Year or
                  preceding Plan Year were Five Percent Owners (as defined in
                  Section 12.2).

                           (ii) Employees who received Compensation during the
                  preceding Plan Year from the Employer in excess of $80,000 (as adjusted in such manner as permitted under Code Section 414(q)(1)).

                  (b) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in Section 11.6.

                  (c) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Former Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Employer or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a Five Percent Owner.

                  (d) For the purpose of this Section, the term "Employer" shall mean the Sponsor and any Affiliated Company.

                  (e) The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and the regulations thereunder.

         2.26. Hour of Service.

                  (a) "Hour of Service" of an Employee shall mean the following:

                           (i) Each hour for which the Employee is paid by the
                  Company or an Affiliated Company or entitled to payment for the performance of services as an Employee.

                           (ii) Each hour in or attributable to a period of time
                  during which the Employee performs no duties (irrespective of whether he or she has terminated his or her Employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty, military duty or a Leave of Absence (if the Leave of Absence is an unpaid medical Leave of Absence, the Employee will accrue hours for the duration of such leave for the first six months of such leave), for which he or she is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if (1) such Employee is directly or indirectly paid or entitled to payment for such hours and (2) such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws, or is a payment which solely reimburses the Employee for medical or medically-related expenses incurred by him/her.

                           (iii) Each hour for which he or she is entitled to
                  back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under subparagraphs (i) or (ii) above.

                  Hours of Service under paragraphs (a)(ii) and (a)(iii) shall be calculated in accordance with Department of Labor Regulation 29 C.F.R. Section 2530.200b-2(b). All Hours of Service determined under the rules of paragraph (a) shall be credited to the Computation Period to which the payment relates, rather than the period in which it is made.

                  (b) In the event that an Employee is compensated for duties performed on a basis other than actual hours worked and no records of the Employee's actual working hours are maintained, the Employee shall be deemed to have completed ten (10) Hours of Service for each day, or portion thereof during which he or she is credited with an Hour of Service for the Company or an Affiliated Company.

                  (c) Unless the Company shall expressly determine otherwise, and except as may be expressly provided otherwise in the Plan, an Employee shall not receive credit for his or her Hours of Service completed with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company.

         2.27. Investment Manager. "Investment Manager" shall mean the one or more investment managers, if any, appointed pursuant to Section 6.15 and who constitute investment managers under Section 3(38) of ERISA.

         2.28. Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

         2.29. Leave of Absence.

                  (a) "Leave of Absence" shall mean any personal leave from active employment (whether with or without pay) duly authorized by the Company under the Company's standard personnel practices. All persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence. Leaves of Absence may be granted by the Company for reasons of health (including temporary sickness or short term disability) or public service or for any other reason determined by the Company to be in its best interests.

                  (b) In addition to Leaves of Absence as defined in paragraph
         (a) above, the term Leave of Absence shall also mean a Maternity or Paternity Leave, as defined herein, but only to the extent and for the purposes required under paragraph (c) below. As used herein, "Maternity or Paternity Leave" shall mean an absence from work for any period (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement referred to in clauses (ii) or (iii) above.

                  (c) Subject to the provisions of paragraph (d) below, a Maternity or Paternity Leave described in paragraph (b) above shall be deemed to constitute an authorized Leave of Absence for purposes of the Plan only to the extent consistent with the following rules:

                           (i) For purposes of determining whether a Break in
                  Service has occurred, the Severance Date of a Participant who is absent by reason of a Maternity or Paternity Leave shall not be deemed to occur any earlier than the second anniversary of the date upon which such Maternity or Paternity Leave commences.

                           (ii) The Maternity or Paternity Leave shall be
                  treated as a Leave of Absence solely for purposes of determining whether or not an Employee has incurred a Break in Service. Accordingly, such a Maternity or Paternity Leave shall not result in an accrual of Credited Service for purposes of the vesting provisions of the Plan or for purposes of determining eligibility to participate in the Plan pursuant to the provisions of Article III (except only in determining whether a Break in Service has occurred).

                           (iii) A Maternity or Paternity Leave shall not be
                  treated as a Leave of Absence unless the Employee provides such timely information as the Committee may reasonably require to establish that the absence is for the reasons listed in paragraph (b) above and to determine the number of days for which there was such an absence.

                  (d) Notwithstanding the limitations provided in paragraph (c) above, a Maternity or Paternity Leave described in paragraph (b) above shall be treated as an authorized Leave of Absence, as described in paragraph (a), for all purposes of the Plan to the extent the period of absence is one authorized as a Leave of Absence under the Company's standard personnel practices and thus is covered by the provisions of paragraph (a) above without reference to the provisions of paragraph
         (b) above, provided, however, that the special rule provided under this paragraph (d) shall not apply if it would result in a Participant who is absent on a Maternity or Paternity Leave being deemed to have incurred a Break in Service sooner than under the rules set forth in paragraph (c).

         2.30. Normal Retirement Age. "Normal Retirement Age" shall mean a Participant's sixty-fifth (65th) birthday.

         2.31. Participant. "Participant" shall mean any Eligible Employee who has commenced participation in the Plan pursuant to Article III and who retains rights under the Plan.

         2.32. Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

         2.33. Plan. "Plan" shall mean the Allergan, Inc. Employee Stock Ownership Plan (Restated 2000) described herein and as amended from time to time.

         2.34. Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Allergan Corporate Benefits Committee whose members are appointed by the Board of Directors pursuant to the provisions of
Section 7.1 to administer the Plan.

         2.35. Plan Year. "Plan Year" shall mean the calendar year.

         2.36. Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or Affiliated Company with respect to which he or she is compensated or entitled to compensation by the Sponsor or Affiliated Company. Unless the Sponsor shall expressly determine otherwise and except as is expressly provided otherwise in the Plan, an Employee shall not, for the purpose of determining his or her Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which such entity becomes an Affiliated Company.

         2.37. Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or Affiliated Company by reason of such Employee's quit, discharge, Disability, death, retirement, or otherwise. For purposes of determining whether an Employee has incurred a Severance, the following rules shall apply:

                  (a) An Employee shall not be deemed to have incurred a Severance (i) because of his or her absence from employment with the Sponsor or Affiliated Company by reason of any paid vacation or holiday period, or (ii) by reason of any Leave of Absence, subject to the provisions of paragraph (b) below.

                  (b) For purposes of the Plan, an Employee shall be deemed to have incurred a Severance on the earlier of (i) the date on which he or she dies, resigns, is discharged, or otherwise terminates his or her employment with the Sponsor or Affiliated Company; or (ii) the date on which he or she is scheduled to return to work after the expiration of an approved Leave of Absence, if he or she does not in fact return to work on the scheduled expiration date of such Leave; or (iii) in the case of a Leave of Absence for longer than one year, the first anniversary of the commencement of such Leave, provided such Employee does not actually return to work on or before said first anniversary date. In no event shall an Employee's Severance be deemed to have occurred before the last day on which such Employee performs any services for the Sponsor or Affiliated Company in the capacity of an Employee with respect to which he or she is compensated or entitled to compensation by the Sponsor or Affiliated Company.

                  (c) Notwithstanding the foregoing, in the case of a Participant who is absent by reason of a Maternity or Paternity Leave, the provisions of Section 2.26(c)-(d) shall apply for purposes of determining whether such a Participant has incurred a Break in Service by reason of such Leave.

         2.38. Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred said Severance as determined in accordance with the provisions of
Section 2.37, provided, however, that the special rule set forth under Section 2.26(c)-(d) shall apply with respect to determining whether a

Participant on a Maternity or Paternity Leave has incurred a Break in Service. In the case of any Employee who incurs a Severance as provided under Section
2.37 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such Employee shall be as of the effective date of the Severance event (e.g., the date of his or her death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of the Plan.

         2.39. Sponsor. "Sponsor" shall mean Allergan, Inc., a Delaware corporation, and any successor corporation or entity.

         2.40. Trust. "Trust" or "Trust Fund" shall mean the trust maintained pursuant to the Trust Agreement and as described in Section 6.1 hereof, which shall hold all cash and securities and all other assets of whatsoever nature deposited with or acquired by the Trustee in its capacity as Trustee hereunder, together with accumulated net earnings.

         2.41. Trust Agreement. "Trust Agreement" shall mean the agreement between the Trustee and the Sponsor pursuant to which the Trust is maintained.

         2.42. Trustee. "Trustee" shall mean the one or more trustees of the Trust established pursuant to Section 6.1 hereof.

         2.43. Valuation Date. "Valuation Date" shall mean the last day of each Plan Year and any other date which the Committee may designate from time to time.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         3.1. Commencement of Participation. Each Eligible Employee shall become a Participant on the Entry Date that is concurrent with or immediately follows the later of:

                  (a) The date such Eligible Employee performs an Hour of Service as an Eligible Employee; or

                  (b) The date such Eligible Employee completes six (6) months of Credited Service with a Sponsor or Affiliated Company as an Employee, provided such Eligible Employee is an Eligible Employee as of such Entry Date.

         Notwithstanding the foregoing, any Employee who is an Eligible Employee on the Effective Date and who has satisfied the requirements of paragraphs (a) and (b), above, as of the Effective Date shall become a Participant on the Effective Date.

         3.2. Participation after Reemploymentt. Any Employee who is not a Participant but who has completed the service requirement specified in Section 3.1(b) shall, if he or she incurs a Severance and is subsequently reemployed as an Eligible Employee, become a Participant as of his or her Reemployment Commencement Date as an Eligible Employee. Any Employee who has not completed the service requirement specified in Section 3.1(b) shall, if he or she incurs a Severance and is subsequently reemployed, become a Participant on the date determined under Section 3.1 above.

         3.3. Duration of Participation. An Eligible Employee who becomes a Participant shall remain an active Participant until he or she incurs a Severance, at which time he or she shall become an inactive Participant until he or she receives a distribution of his or her entire vested interest in his or her ESOP Account. Once such a distribution is made, any Participant who incurs such a Severance shall no longer be considered a Participant in the Plan. Any Participant who (i) transfers out of employment with the Company but who remains an Employee of an Affiliated Company that has not adopted the Plan pursuant to
Section 8.2, or (ii) remains an Employee of the Company but is no longer an Eligible Employee, shall become an inactive Participant. Any Compensation of an Employee while an inactive Participant shall not be included as Compensation for the purpose of allocations based on Compensation made pursuant to Article IV.

         3.4. Participation After Normal Retirement Age. An Eligible Employee may become, or continue as, a Participant after reaching his or her Normal Retirement Age in the same manner as an Eligible Employee who has not reached his or her Normal Retirement Age.

                                   ARTICLE IV
                    CONTRIBUTIONS AND ALLOCATION TO ACCOUNTS

         4.1. Contributions to the Trust Fund. The Company may contribute to the Trust Fund for each Plan Year an amount to be determined by the Board of Directors solely in its discretion. Such amount shall be contributed in cash or Company Stock and paid over to the Trustee for allocation to the Trust Fund not later than the date prescribed for filing the Sponsor's federal income tax return (including all extensions thereto) for its fiscal year corresponding to such Plan Year. Contributions shall first be applied, if necessary, to reinstate the ESOP Accounts of applicable reemployed Participants who had previously forfeited their ESOP Accounts pursuant to Section 5.3 of the Plan, but only after all forfeitures for the Plan Year have been so applied pursuant to Section
4.3. Some or all of the remaining contributions under this Section 4.1 may be applied to repay any principal and/or interest outstanding on any Exempt Loan or to pay Plan expenses as provided in Section 7.11. The determination of the extent to which such contributions shall be used to repay such Exempt Loans or pay Plan expenses shall be made at the sole discretion of the Committee. Company Stock acquired by the Trust Fund through an Exempt Loan shall be added to and maintained in the Exempt Loan Suspense Subfund and shall thereafter be released from the Exempt Loan Suspense Subfund and allocated to Participants' ESOP Accounts as provided in Section 4.2. Contributions in excess of amounts used for other purposes described in this Section 4.1 shall be allocated to the ESOP Accounts of Participants as provided in Section 4.2.

         4.2. Allocation of Contributions to Trust Fund.

                  (a) As of a date not later than the last day of each Plan Year, an allocation shall be made to the ESOP Account of each "Eligible Participant" of such Participant's allocable share for such Plan Year of (i) Company contributions of Company Stock contributed in kind to the Trust Fund and (ii) Company contributions in other than Company Stock, which are not used for other purposes described in Section 4.1. For the purposes of this Section 4.2, the term "Eligible Participant" shall include all Participants who are Eligible Employees on the last day of such Plan Year or who ceased to be Eligible Employees during such Plan Year due to death, Disability, or retirement at or after age 55 (as such retirement is determined under the Allergan, Inc. Pension
         Plan). Such allocations shall be made in the same proportion that the Compensation for the Plan Year for such Eligible Participant bears to the total Compensation of all Eligible Participants for such Plan Year.

                  (b) Company Stock acquired for the Trust Fund through an Exempt Loan shall be released from the Exempt Loan Suspense Subfund as the Exempt Loan is repaid, in accordance with the provisions of this
         Section 4.2(b).

                           (i) For each Plan Year until the Exempt Loan is fully
                  repaid, the number of shares of Company Stock released from the Exempt Loan Suspense Subfund shall equal the number of unreleased shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the Release Fraction shall be a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year, and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the duration of the term of such Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, in the event such Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Company Stock in the Exempt Loan Suspense Subfund, but, rather, such release shall be effected pursuant to the foregoing provisions of this
                  Section 4.2(b) on the basis of payments of principal and interest on such Substitute Loan.

                           (ii) If the Committee so determines in its
                  discretion, then in lieu of applying the provisions of Section 4.2(b)(1) hereof with respect to such Exempt Loan or Substitute Loan, shares shall be released from the Exempt Loan Suspense Subfund as the principal amount of an Exempt Loan is repaid (and without regard to interest payments), provided the following three conditions are satisfied:

                                    (1) The Exempt Loan must provide for annual
                           payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years.

                                    (2) The interest portion of any payment is
                           disregarded only to the extent it would be treated as interest under standard loan amortization tables.

                                    (3) If the Exempt Loan is renewed, extended
                           or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period must not exceed ten years.

                           (iii) It is intended that the provisions of this
                  Section 4.2(b) shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation Section 54.4975-7(b)(8), and any successor regulation thereto. All Company Stock released from the Exempt Loan Suspense Subfund during any Plan Year shall be allocated among Participants as prescribed by Section 4.2(c) hereof, except to the extent provided in Section 6.7.

                  (c) Shares of Company Stock released from the Exempt Loan Suspense Subfund for a Plan Year in accordance with Section 4.2(b) hereof and Section 6.7(b)(1) shall be held in the Trust Fund on an unallocated basis until allocated by the Committee as of not later than the last day of that Plan Year. The allocation of such shares shall be made among the ESOP Accounts of Eligible Participants (as that term is defined in Section 4.2(a)). The number of shares allocable to each such Eligible Participant's ESOP Account shall be the number of shares which bears the same ratio to the total shares released for such Plan Year as the Compensation for the Plan Year for such Eligible Participant bears to the total Compensation of all Eligible Participants for such Plan Year.

                  (d) Notwithstanding the foregoing allocation rules, if the aggregate amount of contributions for a Plan Year allocated to ESOP Accounts pursuant to paragraphs (a) through (c) above of Participants who are Highly Compensated Employees exceed one-third of the aggregate contributions made for such Plan Year, amounts allocated to highly compensated employees in excess of one-third of such aggregate contributions shall be reallocated to other Eligible Participants (as that term is defined in Section 4.2(a)) who are not Highly Compensated Employees in the same proportion that the Compensation for such Plan Year of each such Eligible Participant bears to the total Compensation of all such Eligible Participants who are not Highly Compensated Employees for such Plan Year.

                  (e) For the 1998 Plan Year only, the term "Eligible Participant" as defined in Section 4.2(a) shall include any Participant who ceased to be an Eligible Employee during the 1998 Plan Year due to his or her election to participate in the Sponsor's Voluntary Early Retirement Incentive by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998).(1)

         4.3. Forfeitures. Any amount which is forfeited pursuant to Section 5.3 or 5.13 during a Plan Year shall be segregated from other amounts held under the Plan and shall first be used to reinstate the ESOP Accounts of reemployed Participants (or Beneficiaries, if applicable) who had previously forfeited such ESOP Accounts and who have a right to reinstatement of their forfeited ESOP Accounts pursuant to Section 5.3 or 5.13. Should any forfeitures then remain, they may next be used to pay Plan expenses as provided under Section 7.11. Should any forfeitures then remain, they shall be allocated as of the last day of the Plan Year to the ESOP Accounts of Eligible Participants (as that term is defined in Section 4.2(a)) based on Compensation in the same manner as allocations under Section 4.2(a) and (c).

         4.4. Employee Contributions and Rollovers. No Employee contributions are permitted under the Plan. No rollover contributions to the Plan are permitted whether or not any such contributions would satisfy the applicable requirements of Code Sections 402, 403, 408 or 409.

-------------
(1) Section 4.2(e) was added effective January 1, 1998 pursuant to the Third Amendment to the Plan as set forth above.

                                    ARTICLE V
                            VESTING AND DISTRIBUTIONS

         5.1. No Vested Rights Except as Herein Specified. No Employee shall have any vested right or interest in any assets of the Trust, except as provided in this Article V. Neither the making of any allocations nor the credit to any ESOP Account of a Participant in the Trust shall vest in any Participant any right, title, or interest in or to any assets of the Trust except as provided in this Article V.

         5.2. Vesting.

                  (a) The interest of a Participant in amounts allocated to his or her ESOP Account shall vest in accordance with the following schedule:

                  Year of Credited Service           Vested Percentage
                  ------------------------           -----------------
                      Less than 1                             0%
                      1 but less than 2                      20%
                      2 but less then 3                      40%
                      3 but less than 4                      60%
                      4 but less than 5                      80%
                      5 or more                             100%

                  (b) Notwithstanding the above, a Participant shall become fully vested in his or her ESOP Account upon the occurrence of the death, Disability, or attainment of age 62 of such Participant while an Employee, or upon the occurrence of a Change in Control pursuant to
         Section 10.4(b).

         5.3. Severance When Less Than Fully Vested. A Participant who incurs a Severance and who is not or does not become 100% vested pursuant to Section 5.2, shall receive a distribution of the vested portion of his or her ESOP Account in a single lump sum payment in the form prescribed by Section 5.9 hereof, as soon as practicable following the Participant's Severance Date, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant incurred the Severance. The non-vested portion of such Participant's ESOP Account shall be forfeited in accordance with the following rules:

                  (a) In the event that a distribution of the entire vested portion of such a Participant's ESOP Account is made pursuant to this
         Section 5.3, the non-vested portion shall be forfeited as of such Participant's Severance Date. In the event such Participant is rehired by the Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited shall be reinstated to the Participant's ESOP Account as of the Participant's Reemployment Commencement Date (without regard to any interest or investment earnings on such amount). For the purpose of this paragraph
         (a), a Participant with no vested portion of his or her ESOP Account shall be deemed to have received a distribution pursuant to this paragraph (a).

                  (b) In the event such a Participant who incurs a Severance does not receive a distribution of the entire vested portion of his or her ESOP Account, such Participant's ESOP Account shall continue to be held by the Trustee. Thereafter, when the Participant incurs five consecutive Breaks in Service, the non-vested portion of such Participant's ESOP Account shall be forfeited.

                  (c) At any relevant time after Severance pursuant to paragraphs (a) and (b) above, the Participant's vested portion of his or her ESOP Account shall be equal to an amount ("X") determined by the following formula:

                               X = P*(AB + D) - D

         For the purposes of applying the formula:

                  P  = the vested percentage at any relevant time determined pursuant to Section 5.2

                  AB = the ESOP Account balance at the relevant time

                  D  = the total amount of any distributions from the ESOP
                       Account since such Severance

         5.4. Distribution upon Severance. A Participant who incurs a Severance on or after becoming 100% vested pursuant to Section 5.2, shall receive a distribution of his or her ESOP Account, in a single lump-sum payment in the form prescribed by Section 5.9 hereof, as soon as practicable following the Participant's Severance Date, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant incurred the Severance. Notwithstanding anything to the contrary, upon receipt of a Qualified Domestic Relations Order on or after a Participant is 100% vested pursuant to
Section 5.2, the amount payable to an Alternate Payee (as such terms are described in Section 13.2) shall be distributed to the Alternate Payee as soon as administratively feasible regardless of whether the Participant incurs a Severance.

         5.5. Distribution upon Death.

                  (a) Upon the death of a Participant while still an Employee, the Committee shall give such directions as may be necessary to cause a distribution of his or her ESOP Account to be made in a single lump-sum payment to the Beneficiary designated by the deceased Participant in the form prescribed in Section 5.9 hereof, as soon as practicable following the Participant's death, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant died.

                  (b) Upon the death of a Participant after he or she ceases to be an Employee but before he or she receives his or her entire vested interest in the Trust, the Committee shall give such directions as may be necessary to cause a distribution, in the manner and time provided in Section 5.5(a) hereof, of any vested balance remaining in the Participant's ESOP Account to the Beneficiary designated by the Participant.

                  (c) The Committee may require the execution and delivery of such documents, papers and receipts as the Committee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Section 5.5.

         5.6. Distribution upon Disability. In the event the Committee shall determine that a Participant has suffered a Disability while an Employee, the Committee shall proceed to cause a distribution to be made of such Participant's ESOP Account in a single lump-sum payment in the form prescribed in Section 5.9 hereof as soon as practicable following the Committee's determination that the Participant has incurred a Disability, but in no event later than the last day of the Plan Year following the Plan Year in which the Committee makes such determination.

         5.7. Withdrawal upon Age 59-1/2. After attaining age 59-1/2, a Participant who is still an Employee may, following such reasonable advance notice as may be required by the Committee, withdraw the entire vested amount credited to his or her ESOP Account. Such a withdrawal shall be in the same form and using the same valuation methods as provided for distributions pursuant to
Section 5.9. For the 2000 Plan Year only, a Participant who is still an Employee may withdraw the entire vested amount credited to his or her ESOP Account if such Participant shall incur a Severance between June 19, 2000 and July 31, 2000, inclusive, on or after attaining age 55 and such Participant provides such reasonable advance notice of his or her expected Severance as required by the Committee.

         5.8. Designation of Beneficiary.

                  (a) At any time, and from time to time, each Participant shall have the unrestricted right to designate the Beneficiary to receive the portion of his or her death benefit and to revoke any such designation. Each such designation shall be evidenced by a written instrument signed by the Participant and filed with the Committee.

                  (b) If the Participant is married and designates a Beneficiary other than his or her spouse, said designation shall not be honored by the Committee unless accompanied by the written consent of said spouse to said designation. Such consent (i) must designate a Beneficiary which may not be changed without the consent of the spouse (or the consent of the spouse expressly permits designation by the Participant without any further consent by the spouse), (ii) must acknowledge the effect of the designation, and (iii) must be witnessed by a Plan representative or a notary public. No consent of such spouse shall be necessary if it is established to the satisfaction of a Plan representative that the consent required under this paragraph (b) cannot or need not be obtained because (i) there is no spouse, (ii) the spouse cannot be located, or (iii) there exist such other circumstances which, pursuant to regulations under Code Section 417, permit a distribution to another Beneficiary. Any consent of a spouse obtained pursuant to this paragraph (b) or any determination that the consent of the spouse cannot (or need not) be obtained, shall be effective only with respect to that spouse. If a Participant becomes married following his or her designation of a Beneficiary other than his or her spouse, such designation shall be ineffective unless the spousal consent requirements of this paragraph are satisfied with respect to such spouse (subject, however, to the provisions of Article XIII regarding Qualified Domestic Relations Orders).

                  (c) If the Participant is married and does not designate a Beneficiary, the Participant's spouse shall be his or her Beneficiary for purposes of this Section. If the deceased Participant is not married and shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate the designated Beneficiary after reasonable efforts have been made, or if such Beneficiary shall be deceased, distribution of the Participant's death benefit shall be made by payment of the deceased Participant's entire interest in the Trust to his or her personal representative in a single lump-sum payment. In the event the deceased Participant is not a resident of California at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in California. If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased Participant's interest in the Trust to his or her heirs at law (determined in accordance with the laws of the State of California as they existed at the date of the Participant's death).

         5.9. Form of Distribution.

                  (a) All shares of Company Stock allocated to a Participant's ESOP Account shall be distributed in the form of cash or other property, unless the Participant elects under paragraph (b) below to receive the distribution in the form of Company Stock with cash in lieu of fractional shares. To the extent that Company Stock must be valued to effect such a distribution, such valuation shall be equal to the fair market value of such stock determined as of the last Valuation Date prior to the date of distribution.

                  (b) A Participant may elect that all shares of Company Stock allocated to his or her ESOP Account be distributed in the form of Company Stock with cash in lieu of fractional shares. Any cash or other property in a Participant's ESOP Account ("non-stock assets") shall be used to acquire Company Stock for distribution only if such Participant further elects and only if such stock is available on the open market. If such Participant elects to receive the non-stock assets in his or her ESOP Account in Company Stock and such stock is available on the open market, the value of such non-stock assets shall be used to acquire such whole shares of Company Stock as may be acquired with such value and any remaining amount shall be distributed in cash. Notwithstanding the foregoing, if applicable corporate charter or bylaw provisions restrict ownership of substantially all outstanding Company Stock to Employees or to a plan or trust described in Code Section 401(a), then any distribution of a Participant's ESOP Account shall only be in cash.

                  (c) Notwithstanding the foregoing, a Participant who elected to diversify the investment of a portion of his or her ESOP Account pursuant to Section 5.12(c) or (d) shall not have the right to receive such diversified portion in Company Stock, but, rather, shall receive any distribution of such diversified portion in cash.

                  (d) Notwithstanding the foregoing, in the case of an Eligible Rollover Distribution, a Participant may elect that an Eligible Rollover Distribution be paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

         5.10. Distribution Rules. Notwithstanding the provisions of Sections 5.3, 5.4, 5.5, 5.6, 5.7, and 5.9 of the Plan regarding distributions of Participants' ESOP Accounts, the following additional rules shall apply to all such distributions.

                  (a) In no event shall any benefits under the Plan, including benefits upon retirement, termination of employment, or Disability, be paid to a Participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or
         (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump-sum distribution of the vested portion of a Participant's ESOP Account if the total amount of such vested portion does not exceed (1) $5,000 or did not exceed $5,000 at the time of any prior distribution ($3,500 for the 1997 Plan Year) or (2) for distributions after March 21, 1999, the total amount of such vested portion at the time of distribution does not exceed $5,000.(1)

                  (b) Unless the Participant elects otherwise pursuant to paragraph (a) above, distributions of the vested portion of a Participant's ESOP Accounts shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the Participant's Severance.

                  (c) Notwithstanding paragraphs (a) or (b) above, distributions of the entire vested portion of a Participant's ESOP Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such Participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

-------------
(1) Section 5.10(a) was amended effective January 1, 1998 as set forth in the Second Amendment to the Plan and is amended effective March 21, 1999 as set forth above.

                           (i) Participants attaining age 70-1/2 prior to 1999:
                  The Required Beginning Date of a Participant who attains age 70-1/2 prior to 1999 shall be April 1 of the calendar year immediately following the year in which the Participant attains age 70-1/2; provided, however, that a Participant, other than a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations), who attains age 70-1/2 in 1996, 1997, or 1998 may elect to defer the Required Beginning Date until April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or retires.

                           (ii) Participants attaining age 70-1/2 after 1998:
                  The Required Beginning Date of a Participant who attains age 70-1/2 after 1998 shall be April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or retires; provided, however, if such Participant is a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the year in which such Participant attains age 70-1/2.(1)

                  (d) If it is not administratively practical to calculate and commence payments by the latest date specified in the rules of paragraphs (a), (b) and (c) above because the amount of the Participant's benefit cannot be calculated, or because the Committee is unable to locate the Participant after making reasonable efforts to do so, the payment shall be made as soon as is administratively possible (but not more than 60 days) after the Participant can be located and the amount of the distributable benefit can be ascertained.

                  (e) If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have such payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee, or, if applicable, to any duly appointed guardian or committee or other authorized representative of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

         5.11. Put Option for Company Stock Allocated to ESOP Accounts.

                  (a) Solely in the event that a Participant receives a distribution consisting in whole or in part of Company Stock that at the time of distribution thereof is not readily tradable stock within the meaning of Code Section 409(h) then such distributed Company Stock shall be made subject to a put option in the hands of a Qualified Holder (as defined hereinbelow), with such put option to be subject to the following provisions:

-------------
(1) Section 5.10(c) was amended effective January 1, 1997 pursuant to the Second Amendment to the Plan adopted November 18, 1997 as set forth above.

                           (i) As used herein, the term "Qualified Holder" shall
                  mean the Participant or Beneficiary receiving the distribution of such Company Stock, any other party to whom such stock is transferred by gift or by reason of death, and also any trustee of an Individual Retirement Account (as defined under Code Section 408) to which all or any portion of such distributed Company Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Code Section 402.

                           (ii) During the sixty (60) day period following any
                  distribution of such Company Stock, a Qualified Holder shall have the right to require the Company to purchase all or any portion of said distributed Company Stock held by said Qualified Holder. A Qualified Holder shall exercise such right by giving written notice to the Company within the aforesaid sixty (60) day period of the number of shares of distributed Company Stock that such Qualified Holder intends to sell to the Company. The purchase price to be paid for any such Company Stock shall be its fair market value determined as of the Valuation Date coincident with or immediately preceding the date of the distribution.

                           (iii) If a Qualified Holder shall fail to exercise
                  his or her put option right under subparagraph (ii) above, such option right shall temporarily lapse upon the expiration of the sixty (60) day period thereof. As soon as is reasonably practicable following the last day of the Plan Year in which said sixty (60) day option period expires, the Company shall notify each such non-electing Qualified Holder who is then a shareholder of record of the valuation of such Company Stock as of the most recent Valuation Date. During the sixty (60) day period following receipt of such valuation notice, any such Qualified Holder shall have the right to require the Company to purchase all or any portion of such distributed Company Stock. The purchase price to be paid therefor shall be based on the valuation of such Company Stock as of the Valuation Date coinciding with or next preceding the exercise of the option under this Section 5.11(c). If a Qualified Holder fails to exercise his or her option right under this subparagraph (iii) with respect to any portion of such distributed Company Stock, no further options shall be applicable under the Plan and the Company shall have no further purchase obligations hereunder.

                           (iv) In the event that a Qualified Holder shall
                  exercise a put option under this Section, then the Company shall have the option of paying the purchase price of the Company Stock which is subject to such put option (hereafter the "Option Stock") under either of the following methods:

                                    (I) A lump sum payment of the purchase price
                           within ninety (90) days after the date upon which such put option is exercised (the "Exercise Date") or

                                    (II) A series of six equal installment
                           payments, with the first such payment to be made within thirty (30) days after the Exercise Date and the five remaining payments to be made on the five anniversary dates of the Exercise Date, so that the full amount shall be paid as of the fifth anniversary of such Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this clause (2), then the Company shall, within thirty (30) days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security (if required under applicable regulations), state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                           (v) The put options under subparagraphs (ii)and (iii)
                  above shall be effective solely against the Company and shall not obligate the Plan in any manner; provided, however, with the Company's consent, the Plan may elect to purchase any Company Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option.

                           (vi) If at the time of any distribution of said
                  Company Stock it is known that any applicable Federal or State law would be violated by the Company's honoring of such a put option as provided under this Section, the Company shall designate another entity that will honor such put option. Such other entity shall be one having a substantial net worth at the time such loan is made and whose net worth is reasonably expected to remain substantial.

                           (vii) In the event that a Qualified Holder is unable
                  to exercise the put option provided hereunder because the Company (or other entity bound by such put option) is prohibited from honoring it by reason of any applicable Federal or State law, then the sixty (60) day option periods during which such put option is exercisable under subparagraphs (ii) and (iii) shall not include any such time during which said put option may not be exercised due to such reason.

                           (viii) Except as is expressly provided hereinabove
                  with respect to any distributed Company Stock that is readily tradeable stock within the meaning of Code Section 409(h), no Participant shall have any put option rights with respect to Company Stock distributed under the Plan, and neither the Company nor the Plan shall have any obligation whatsoever to purchase any such distributed Company Stock from any Participant or other Qualified Holder.

                           (ix) At the time of distribution of Company Stock
                  that is not readily tradable stock within the meaning of Code
                  Section 409(h), to a Participant or Beneficiary, the Company shall furnish to such Participant or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such Stock. In addition, the Company shall furnish to such Participant or Beneficiary a copy of each subsequent annual certificate of value until the put options provided for in this Section with respect to such distributed Company Stock shall expire.

                  (b) Notwithstanding any other provisions of the Plan regarding a Participant's right to exercise a put option, the put option described in paragraph (a) above shall be subject to the following additional provisions:

                           (i) If the distribution constitutes a Total
                  Distribution (as defined below), in the event that a Qualified Holder exercises a put option under this Section, then the Company shall have the right to pay the purchase price of the Option Stock under either of the following methods:

                                    (1) A lump sum payment of the purchase price
                           within thirty (30) days after the Exercise Date; or

                                    (2) A series of five substantially equal
                           annual payments with the first such payment to be made within thirty (30) days after the Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this clause (2), then the Company shall, within 30 days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                           (ii) If the distribution does not constitute a Total
                  Distribution (as defined below), in the event that a Qualified Holder exercises a put option under this Section, then the Company shall pay the purchase price of the Option Stock in a lump sum within thirty (30) days after the Exercise Date.

         For purposes of this Section, "Total Distribution" shall mean a distribution to a Participant (or his or her Beneficiary, if applicable) within one taxable year of such recipient of the entire balance to the credit of the Participant.

                  (c) The foregoing provisions of this Section shall be interpreted and applied in accordance with all applicable requirements of Code Section 409(h) and the regulations issued thereunder.

         5.12. Diversification Rule.

                  (a) For the purpose of this Section 5.12 only, the following definitions shall apply:

                           (i) "Qualified Participant" shall mean a Participant
                  who has attained age 55 and who has completed at least 10 years of participation in the Plan.

                           (ii) "Qualified Election Period" shall mean the six
                  Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

                           (iii) "Insider" shall mean any Participant who is
                  directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) of the Sponsor (or the Company) which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, or who is a "director" or an "officer" of the sponsor or the Company as those terms are interpreted under the Securities Exchange Act of 1934 for the purpose of determining persons subject to Section 16 of such Act.

                  (b) Each Qualified Participant shall be permitted to direct the Plan as to the diversification of 25 percent of the value of the vested portion of the Participant's ESOP Account, in the manner provided under paragraphs (c) or (d) below, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the diversification of 50 percent of the value of the vested portion of such ESOP Account.

                  (c) For Plan Years beginning on or after January 1, 2000, at the written election of a Qualified Participant, the Plan shall transfer to the Allergan, Inc. Savings and Investment Plan (the "SIP") that portion of the Participant's ESOP Account that is covered by the election within 90 days after the last day of the period during which the election can be made which shall be allocated to a rollover account maintained on behalf of the Qualified Participant. Under the SIP, the Qualified Participant may invest the amount so transferred under any of the investment options available under the SIP or may direct that the amount so transferred be distributed to him or her. Notwithstanding the foregoing and consistent with the requirements of Code Section 401(a)(28), a Qualified Participant who is an Insider may only elect to diversify his or her ESOP Account if within six (6) months before the Participant's election, he or she has not made an election under the Allergan, Inc. Savings and Investment Plan or the provision of any company plan covered by Rule 16b-3 (promulgated pursuant to the Securities Exchange Act of

         1934) then in existence that would result in the transfer into a Company equity securities fund.(1)

                  (d) For Plan Years beginning prior to January 1, 2000, at the written election of a Qualified Participant, the Plan shall distribute (notwithstanding Code Section 409(d)) the portion of the Participant's ESOP Account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be in such form as provided in Section 5.9. Such distribution shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Company Stock from the Plan. In lieu of such distribution, a Qualified Participant may elect that the Plan transfer the portion of the Participant's ESOP Account that is distributable and that is covered by such election to another qualified plan of the Company which accepts such transfers, provided that such plan permits employee-directed investment and does not invest in Company Stock to a substantial degree. Such transfer shall be made no later than 90 days after the last day of the period during which the election can be made. The Committee may also establish at least three investment options under this Plan for the purpose of diversification under this Section 5.12. If the Committee establishes such investment options, in lieu of distribution or transfer under this paragraph (d), a Qualified Participant may elect that the Plan invest the portion of the Participant's ESOP Account that is distributable in cash and that is covered by such election in any of the investment options established by the Committee. Such investment shall be made no later than 90 days after the last day of the period during which the election can be made. Notwithstanding the foregoing and consistent with the requirements of Code Section 401(a)(28), a Qualified Participant who is an Insider may only elect to diversify his or her ESOP Account if within six (6) months before the Participant's election, he or she has not made an election under the Allergan, Inc. Savings and Investment Plan or the provision of any company plan covered by Rule 16b-3 (promulgated pursuant to the Securities Exchange Act of 1934) then in existence that would result in the transfer into a Company equity securities fund.

         5.13. Lapsed Benefits.

                  (a) In the event that a benefit is payable under the Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

                  (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and allocated to the ESOP Accounts of the other Participants for such Plan Year in accordance with Section 4.3.

-------------
(1) The last sentence of Section 5.12(c) was amended effective July 23, 1996 pursuant to the First Amendment to the Plan as set forth above.

                  (c) If a Participant shall die prior to receiving a distribution of his or her entire benefit under the Plan (other than a Participant presumed to have died as provided above), if after reasonable efforts an eligible Beneficiary of the Participant cannot be located for the purpose of paying the benefit during a period of five consecutive years, the benefit shall, upon expiration of such five-year period, be forfeited and reallocated to the ESOP Accounts of the other Participants in accordance with Section 4.3.

                  (d) For purposes of this Section, the term "Beneficiary" shall include any person entitled under Section 5.8 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that during the relevant waiting period (two years or five years) the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 5.8 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

                  (e) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated (without regard to any interest or investment earnings on such amount) and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim review procedures under Section 7.8).

                  (f) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 4.3 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

                                   ARTICLE VI
                           TRUST FUND AND INVESTMENTS

         6.1. General. All contributions made under the Plan and investments made and property of any kind or character acquired with any such funds or otherwise contributed, and all income, profits, and proceeds derived therefrom, shall be held in Trust and shall be held and administered by the Trustee in accordance with the provisions of the Plan and Trust Agreement.

         6.2. Single Trust. Assets of the Trust shall be held in a separate fund which shall consist of the Trust Fund. Individual Participant interests in the Trust Fund shall be reflected in the ESOP Accounts maintained for the Participants. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any fund or for any Account maintained under the Plan.

         6.3. Investment of the Trust.

                  (a) Subject to Sections 6.4 and 5.11 hereof, the Trust Fund shall be invested primarily in Company Stock and neither the Company nor the Committee nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock, in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Company Stock held in the Trust Fund (or otherwise to provide investment management for Company Stock held in the Trust Fund) in order to maximize return or minimize loss. The Committee may direct the Trustee to have the Plan enter into one or more Exempt Loans to finance the acquisition of Company Stock for the Trust Fund. Company contributions in cash, and other cash received or held by the Trustee, may be used to acquire shares of Company Stock from the Company, Company shareholders, from the ESOP Accounts of Participants about to receive distributions under the Plan, or on the open market.

                  (b) Notwithstanding anything contained herein to the contrary, proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, only for the following purposes:

                           (i)   to acquire Company Stock;

                           (ii)  to repay the same Exempt Loan; or

                           (iii) to repay any previous Exempt Loan.

                  An Exempt Loan shall be repaid only from amounts loaned to the Trust and the proceeds of such loans, from Company contributions in cash and earnings attributable thereto, from any collateral given for the loan (including, in the case where the Exempt Loan is a refinancing of a prior Exempt Loan, unallocated Company Stock acquired with the proceeds of the prior Exempt Loan), and from dividends paid on Company Stock acquired with proceeds of the Exempt Loan. Except as provided in Section 5.11 or as otherwise required by applicable law, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option or buy-sell or similar arrangement while held by and when distributed from the Plan.

         6.4. Certain Offers for Company Stock. Notwithstanding any other provision of the Plan to the contrary, in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any or all shares of Company Stock held by the Trust (an "Offer"), whether or not such Company Stock is allocated to Participants' ESOP Accounts, the discretion or authority to sell, exchange or transfer any of such shares of Company Stock shall be determined in accordance with the following rules:

                  (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any Company Stock pursuant to an Offer except to the extent, and only to the extent that the Trustee is timely directed to do so in writing (i) with respect to any Company Stock held by the Trustee subject to such Offer and allocated to any Participant's ESOP Account, by each Participant to whose ESOP Account any of such Company Stock is allocated and (ii) with respect to any Company Stock held by the Trustee subject to such Offer and not allocated to any Participant's ESOP Account, by each Participant who is an Eligible Employee with respect to a number of shares (including fractional shares) of such unallocated Company Stock equal to the total number of shares of such unallocated Company Stock multiplied by a fraction the numerator of which is the annualized Compensation of such Participant for the calendar year in which such Offer is made and the denominator of which is the total annualized Compensation for the calendar year in which such Offer is made of all such Participants who are Eligible Employees.

                  (b) To the extent there remains any residual fiduciary responsibility with respect to Company Stock pursuant to an Offer after application of paragraph (a) above, the Trustee shall sell, exchange or transfer such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to an Offer, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Company Stock held in the Exempt Loan Suspense Subfund).

                  (c) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (e) and (o) of this Section, sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Committee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                  (d) In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this Section to give instructions as to the sale, exchange or transfer of shares pursuant to such Offer.

                  (e) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as set forth herein) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under paragraph (a) had the Offer been for all shares of Company Stock held in the Trust.

                  (f) In the event an Offer is received by the Trustee and instructions have been solicited from Participants regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Company Stock subject to the first Offer, the Trustee shall inform the Committee of such other Offer and the Committee shall use its best efforts under the circumstances to solicit instructions from the Participants (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Company Stock so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Company Stock not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Company Stock for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in paragraph (a) of this Section. With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offers), the Trustee shall act in the same manner as described above.

                  (g) With respect to any Offer received by the Trustee, the Trustee shall inform the Sponsor of such Offer and the Sponsor shall distribute, at its expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, which shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to paragraph (a). The identities of Participants, the amount of Company Stock allocated to their ESOP Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Sponsor by the Committee which shall take all reasonable steps necessary to provide the Sponsor with the latest possible information.

                  (h) The Sponsor shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to paragraphs (a), an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock with respect to which he or she is entitled to give instructions shall not be sold, exchanged or transferred pursuant to such Offer unless the Trustee is directed otherwise as provided in paragraph (b) above, (ii) the Participant shall be a named fiduciary (as described in paragraph (m) below) with respect to all shares of Company Stock for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                  (i) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he or she is entitled to give instructions, or (ii) to sell, exchange or transfer all Company Stock for which he or she is entitled to give instructions. The Sponsor shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to paragraph (e), the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred unless directed otherwise as provided in paragraph (b) above.

                  (j) The Sponsor shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to paragraphs (g), (h) and (i) of this Section. The Trustee shall then sell, exchange or transfer shares according to instructions from such former Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

                  (k) Neither the Company, the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so.

                  (l) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Sponsor, not to disclose the composition of any Participant ESOP Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                  (m) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock allocated to his or her ESOP Account under the Plan and with respect to his or her pro-rata portion of the unallocated Company Stock for which he or she is entitled to issue instructions in accordance with paragraph (a) of this Section solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this
         Section 6.4 and voting rights pursuant to Section 7.13.

                  (n) To the extent that an Offer results in the sale of Company Stock in the Trust and allocated to the ESOP Accounts of Participants, the Committee shall instruct the Trustee as to the investment of the proceeds of such sale. To the extent that an Offer results in the sale of Company Stock in the Trust and not allocated to the ESOP Accounts of any Participant, the proceeds from such sale shall first be applied to repay the fullest extent possible, all Exempt Loans then outstanding. To effect such repayment, the Trustee shall seek such consents and approvals from lenders under any Exempt Loans as may be necessary or convenient to permit the tender of shares of Company Stock held in the Exempt Loan Suspense Subfund. To the extent that proceeds from the sale of shares held in the Exempt Loan Suspense Subfund exceed the outstanding principal and interest of all Exempt Loans, such excess proceeds shall be allocated to each Participant's Non-Stock Subaccount in the same manner as allocations under Section 4.2(a); provided, however, that any Participant who is employed on the date of the closing of the sale pursuant to the Offer shall be deemed an Eligible Participant entitled to an allocation of excess sale proceeds for purposes of this Section 6.4(l) only. To the extent that less than all of the shares of Company Stock held in the Exempt Loan Suspense Subfund are tendered in an Offer and repayment of an Exempt Loan results in a release of shares of Company Stock from the Exempt Loan Suspense Subfund in excess of those tendered in such Offer, the excess released shares of Company Stock shall be allocated to each Participant's ESOP Account in the same manner as allocations under Section 4.2(c); provided, however, that any Participant who is employed on the date of the closing of the sale pursuant to the Offer shall be deemed an Eligible Participant entitled to an allocation of Company Stock for purposes of this Section 6.4(l) only. To the extent that allocations to Participants under this Section 6.4(l) constitute Annual Additions, all such allocations shall be subject to the limitations set forth in Article XI hereof. Any allocations to which Participants would be entitled under this Section 6.4(l) but for the limitations of Article XI, shall be held in the 415 Suspense Account and allocated to Participants in accordance with
         Article XI.

                  (o) In the event a court of competent jurisdiction shall issue to the Plan, the Committee, the Sponsor or the Trustee an opinion or order, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances, the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to such Offer, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to such Offer.

         6.5. Securities Law Limitation. Neither the Committee nor the Trustee shall be required to engage in any transaction, including without limitation, directing the purchase or sale of Company Stock, which either determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

         6.6. Accounting and Valuations.

                  (a) The following special accounting rules shall apply to the Trust Fund.

                           (i) Each Participant's ESOP Account shall consist of
                  a portion comprised of cash and all other assets except for Company Stock (the "Non-Stock Subaccount") and a portion comprised solely of Company Stock (the "Stock Subaccount").

                           (ii) Gains or losses on Non-Stock Subaccounts shall
                  be credited in accordance with this Section as if the Non-Stock Subaccounts collectively constituted a separate pooled investment fund.

                           (iii) Stock Subaccounts shall be credited with a
                  specific number of shares of Company Stock rather than an individual interest in a pool of Company Stock.

                  (b) Non-Stock Subaccounts may be invested in Company Stock from time to time, and Company Stock so acquired shall be allocated among Stock Subaccounts in proportion to the amount debited to the corresponding Non-Stock Subaccounts.

                  (c) As of each Valuation Date each Participant's Non-Stock Subaccount shall be credited (debited) with the "allocable share" of the net income (loss) of the non-Company Stock portion of the Trust Fund valued as of such Valuation Date in proportion to Non-Stock Subaccount balances. For this purpose, except as provided in Section 6.7, the net income (loss) of the Trust Fund shall not include any income with respect to securities in the Exempt Loan Suspense Subfund acquired with the proceeds of an Exempt Loan.

                  (d) In making valuations required by the Plan, the Trustee shall value all assets of the Trust at fair market value. Such fair market value shall be determined from facts reasonably available to the Trustee. In making said determination, the Trustee may, but need not, select and rely upon the advice and opinions of appraisers, brokers, investment counsel, or any other persons believed by the Trustee to be competent. Any determination of value so made shall, for all purposes of the Plan, conclusively establish such value.

                  (e) If Company Stock is readily tradeable stock (as that term is used under Code Section 409(h)), valuation of each Participant's Stock Subaccount shall, at any relevant times, be worth the fair market value on that date of the shares of Company Stock credited to it. Valuations of any Company Stock held by the Trust which is not readily tradable stock shall be performed by an independent appraiser or valuation consultant.

                  (f) The Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' ESOP Accounts provided for in Article VI hereof. Such accounting procedures shall include adequate records of the cost basis of Company Stock allocated to ESOP Accounts and the identity of shares acquired with the proceeds of an Exempt Loan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the ESOP Accounts of Participants in accordance with the provisions of the Plan.

                  (g) In the event any rights, warrants, or options are issued with respect to Company Stock held in Stock Subaccounts, the Committee shall direct the Trustee as to whether such rights, warrants, or options shall be exercised for such Subaccounts using cash as may be available in corresponding Non-Stock Subaccounts. Company Stock so acquired shall be credited to corresponding Stock Subaccounts in proportion to the amount of cash withdrawn from the corresponding Non-Stock Subaccounts. A Participant shall have no right to request, direct, or demand that the Trust exercise on his or her behalf rights to purchase Company Stock.

                  (h) The Participants and their Beneficiaries shall assume all risks in connection with any decrease in the value of any assets invested in the Trust Fund which are allocated to their ESOP Accounts.

         6.7. Dividends.

                  (a) As determined by the Committee, dividends on shares of Company Stock allocated to ESOP Accounts shall be either (i) applied to repay an Exempt Loan then outstanding; (ii) paid directly to Participants or Beneficiaries; or (iii) retained in the Trust and treated as net income of the Trust. Any resulting allocation shall be made according to the following rules:

                           (i) If cash dividends are used to repay an Exempt
                  Loan, the appropriate number of shares of Company Stock shall be released from the Exempt Loan Suspense Subfund pursuant to
                  Section 4.2(b). Notwithstanding the foregoing, if the fair market value of the shares released pursuant to Section 4.2(b) from the application of cash dividends to repay an Exempt Loan under this Section 6.7(a)(i) is less than such cash dividends, additional shares shall be released from the Exempt Loan Suspense Subfund until the fair market value of such released shares equals the amount of such cash dividends. Such Company Stock shall be allocated to Participants' Stock Subaccounts in proportion to the number of shares of Company Stock allocated to Participants' Stock Subaccounts for which such cash dividend was paid.

                           (ii) If cash dividends are retained in the Trust and
                  are not used to pay expenses of the Plan, such dividends shall be allocated as of the date specified by the Committee to Non-Stock Subaccounts in proportion to the shares of Company Stock held in corresponding Stock Subaccounts for which such dividends were distributed to the Trust.

                           (iii) If stock dividends are retained in the Trust
                  and are not used to pay expenses of the Plan, such dividends shall be credited on the date specified by the Committee to Stock Subaccounts in proportion to the shares of Company Stock held in such Subaccounts for which such dividends were distributed to the Trust.

                           (iv) If cash or stock dividends are distributed
                  directly to Participants or Beneficiaries, such dividends shall be distributed on the date specified by the Committee in proportion to the shares of Company Stock held in such Participant's or Beneficiary's Stock Subaccount for which such dividends were distributed.

                  (b) As determined by the Committee, dividends on shares of Company Stock held in the Exempt Loan Suspense Subfund or on shares of Company Stock contributed to the Trust Fund but not yet allocated to Participant's ESOP Accounts shall be either

         (i) applied to repay an Exempt Loan then outstanding or (ii) retained in the Trust. Any resulting allocation shall be made according to the following rules:

                           (i) If cash or stock dividends are used to repay an
                  Exempt Loan, the appropriate number of shares of Company Stock shall be released from the Exempt Loan Suspense Subfund pursuant to Section 4.2(b). Such Company Stock shall be allocated to Participants Stock Subaccounts pursuant to
                  Section 4.2(c).

                           (ii) If cash dividends are not used to repay an
                  Exempt Loan, they shall be considered income of the Trust and, if not used to pay expenses of the Plan, shall be allocated to Participants' ESOP Accounts in proportion to their respective ESOP Account balances.

                           (iii) If stock dividends are not used to repay an
                  Exempt Loan or used to pay expenses of the Plan, they shall be retained in the Exempt Loan Suspense Subfund until released from such Subfund pursuant to Section 4.2(b) and allocated to Participants Stock Subaccounts pursuant to Section 4.2(c).

         6.8. Non-Diversion of Trust Fund. Except as hereinafter provided, all assets of the Trust shall be held by the Trustee for the exclusive benefit of Plan Participants and Beneficiaries. At no time shall any part of the Trust be used for or diverted to purposes other than for the exclusive benefit of the Participants and Beneficiaries under the Plan except as follows:

                  (a) In the case of a contribution which is made by a mistake of fact, that contribution, at the Company's election, may be returned to the Company within one year after it is made.

                  (b) All contributions to the Trust are hereby conditioned upon the Plan satisfying all of the requirements of Code Section 401(a), as evidenced by the issuance by the Internal Revenue Service of a favorable determination letter with respect to the Plan. If the Plan does not qualify, at the Company's written election, the Plan may be revoked and any or all such contributions with respect to the portion revoked may be returned to the Company within one year after the date of the Internal Revenue Service's denial of the qualification of the Plan or a portion thereof. Upon such a revocation, the affairs of the Plan or the portion revoked shall be terminated and wound up as the Committee shall direct.

                  (c) Contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event a deduction is disallowed for any such contribution, then such contribution may be returned to the Company within one year of the disallowance.

                  (d) The residue of the 415 Suspense Account that cannot be allocated to Participants upon a Plan termination may revert to the Company in accordance with the provisions of Section 11.7.

         6.9. Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund. Neither any member of the Committee, any Trustee nor the Company shall be liable or responsible for the adequacy of the Trust to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither any member of the Committee, any Trustee, nor the Company shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or Trust or under Part 4 of Subtitle B, Title I of ERISA, the Company shall not be responsible for any decision, act, or omission of a Trustee or a member of the Committee or any Investment Manager (if applicable), or responsible for the application of any moneys, securities, investments, or other property paid or delivered to the Trustee.

         6.10. Distributions. Money and property of the Trust shall be paid out, disbursed, or applied by the Trustee for the benefit of Participants and Beneficiaries under the Plan in accordance with directions received by the Trustee from the Committee. Upon direction of the Committee, the Trustee may pay money or deliver property from the Trust for any purpose authorized under the Plan. The Trustee shall be fully protected in paying out money or delivering property from the Trust from time to time upon written order of the Committee and shall not be liable for the application of such money or property by the Committee.

         The Trustee shall not be required to determine or to make any investigation to determine the identity or mailing address of any person entitled to benefits hereunder and shall have discharged its obligation in that respect when it shall have sent checks or other property by first-class mail to such persons at their respective addresses as may be certified to it by the Committee.

         6.11. Taxes. If the whole or any part of the Trust, or the proceeds thereof, shall become liable for the payment of any estate, inheritance, income or other tax, charge, or assessment which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax, charge, or assessment out of any moneys or other property in its hands for the account of the person whose interests hereunder are so liable, but at least ten (10) days prior to making any such payment, the Trustee shall mail notice to the Committee of its intention to make such payment. Prior to making any transfers or distributions of any of the Trust, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

         6.12. Trustee Records to be Maintained. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company (subject to the provisions of Section 6.4(k)).

         6.13. Annual Report of Trustee. Promptly following the close of each Plan Year (or such other period as may be agreed upon between the Trustee and Committee), or promptly after receipt of a written request from the Company, the Trustee shall prepare for the Company a written account which will enable the Company to satisfy the annual financial reporting requirements of ERISA, and which will set forth among other things all investments, receipts, disbursements, and other transactions effected by the Trustee during such Plan Year or during the period from the close of the last Plan Year to the date of such request. Such account shall also describe all securities and other investments purchased and sold during the period to which it refers, the cost of acquisition or net proceeds of sale, the securities and investments held as of the date of such account, and the cost of each item thereof as carried on the books of the Trustee. All accounts so filed shall be open to inspection during business hours by the Company, the Committee, and by Participants and Beneficiaries of the Plan (subject to the provisions of Section 6.4(k)).

         6.14. Appointment of Investment Manager. From time to time the Committee, in accordance with Section 7.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust not invested or to be invested in Company Stock. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract (except for Company Stock), and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

                                   ARTICLE VII
                          OPERATION AND ADMINISTRATION

         7.1. Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA; provided that solely for purposes of Section 6.4 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock for which they have the right to sell, transfer, or exchange pursuant to Section 6.4 and solely for purposes of Section 7.13, Participants shall be Named Fiduciaries with respect to shares of Company Stock on matters as to which they are entitled to provide voting directions pursuant to Section 7.13.

         7.2. Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

         7.3. Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself, and upon such matter his or her presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

         7.4. Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

         7.5. Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                  (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in
         Section 7.6.

                  (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of the Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                  (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of the Plan.

                  (d) To administer, interpret, construe, and apply the Plan and to decide all questions which may arise or which may be raised under the Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Credited Service of any Participant, and the amount of benefits to which any Participant or his or her Beneficiary may be entitled.

                  (e) To determine the manner in which the assets of the Plan, or any part thereof, shall be disbursed.

                  (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "qualifying employer securities" as defined in Code Section 4975(e) or any successor statutes thereto.

                  (g) Subject to provisions (a) through (d) of Section 8.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

                  (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

         Any action taken in good faith by the Committee in the exercise of discretionary power conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute; provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

         7.6. Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in the Plan or by law, such Committee shall have the following discretionary powers and authority:

                  (a) To appoint one or more Investment Managers to manage and control any or all of the assets of the Trust not invested or to be invested in Company Stock.

                  (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

                  (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

                  (d) To cancel any such designation or allocation at any time for any reason;

                  (e) To direct the voting of any Company Stock or any other security held by the Trust subject to Section 7.13 hereof; and

                  (f) To exercise management and control over Plan assets and to direct the purchase and sale of Company Stock for the Trust.

         Any action under this Section 7.6 shall be taken in writing, and no designation or allocation under Subsection (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

         7.7. Claims Procedures. If a Participant believes that he or she is being denied any rights or benefits under the Plan, such Participant (or his or her beneficiary or duly appointed representative) may file a claim for benefits in writing with the Committee. The Committee shall follow the procedures set forth in this Section in processing a claim for benefits.

                  (a) Within 90 days following receipt by the Committee of a claim for benefits and all necessary documents and information, the Committee shall furnish the person claiming benefits under the Plan ("Claimant") with written notice of the decision rendered with respect to such claim. Should special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the

         Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

                  (b) In the case of a denial of the Claimant's claim, the written notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a description of any additional information or material necessary for perfection of the application (together with an explanation why such material or information is necessary), and (iv) an explanation of the Plan's appeals procedures.

                  (c) If the Committee does not respond within 180 days, the Claimant may consider his or her claim denied.

         7.8. Appeals Procedures. A Claimant who wishes to appeal the denial of his or her claim for benefits or to contest the amount of benefits payable shall follow the administrative procedures for an appeal as set forth in this Section and shall exhaust such administrative procedures prior to seeking any other form of relief.

                  (a) In order to appeal a decision rendered with respect to his or her claim for benefits or with respect to the amount of his or her benefits, a Claimant must file an appeal with the Committee in writing within 60 days after the date of notice of the decision with respect to the claim, or if the claim has neither been approved nor denied within the period provided in Section 7.7(a) above, then the appeal must be made within 60 days after the expiration of the period provided in
         Section 7.7(c).

                  (b) The Claimant may request that his or her appeal be given full and fair review by the Committee. The Claimant also may review all pertinent documents and submit issues and comments in writing in connection with the appeal. The decision of the Committee shall be made not later than 60 days after the Claimant has completed his or her submission to the Committee of his or her appeal and any documentation or other information to be submitted in support of such request. Should special circumstances require an extension of time for processing, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

                  (c) The decision on the Claimant's appeal shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                  (d) If the Committee does not respond within 120 days, the Claimant may consider his or her appeal denied.

         7.9. Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 7.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
Section 6.15 hereof or as to which management and control has been retained by the Trustee.

         7.10. Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, each Trustee, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

         7.11. Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales). If such expenses are to be paid by the Plan from the Trust Fund, the Committee may direct the Trustee to use forfeitures and dividends (and to sell the shares of Company Stock that represent such forfeitures or dividends) to pay such expenses.

         7.12. Resignation. Any member of the Committee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

         7.13. Voting of Company Stock. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee either from the Committee or from

Participants, depending on who has the right to direct the voting of such Company Stock as provided in the following provisions of this Section 7.13.

                  (a) All Company Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Section 7.13(a).

                           (i) If the Sponsor has a registration-type class of
                  securities (as defined in Code Section 409(e)(4)), then with respect to all corporate matters, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP Account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP Accounts of Participants, with such portion equal to the total number of shares of such unallocated stock multiplied by a fraction the numerator of which is the number of shares of Company Stock allocated and credited to his or her ESOP account and the denominator of which is the total number of shares of Company Stock allocated and credited to all ESOP Accounts of Participants.

                           (ii) If the Sponsor does not have a registration-type
                  class of securities, then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Code Section 409(e)(4) and the regulations thereunder, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP Account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP Accounts of Participants, with such portion determined in the same manner as under paragraph (a)(i) above.

                  (b) To the extent there remains any residual fiduciary responsibility with respect to the voting of Company Stock after application of paragraph (a) above, the Trustee shall vote such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to the voting of Company Stock, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

                  (c) All Participants entitled to direct such voting shall be notified by the Sponsor, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Sponsor or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares); provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under Company Stock credited to his or her ESOP Account, such Company Stock shall not be voted unless the Trustee is directed otherwise as provided in paragraph (b) above. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                  (d) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock for which he or she has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this
         Section 7.13 or certain Offers pursuant to Section 6.4.

                  (e) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Committee, the Sponsor or the Trustee, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this paragraph regarding the manner in which Company Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to voting, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to the manner in which Company Stock held by the Trustee shall be voted.

         7.14. Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment

Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

                                  ARTICLE VIII
                         AMENDMENT AND ADOPTION OF PLAN

         8.1. Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend the Plan and Trust Agreement at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

                  (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

                  (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

                  (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

                  (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

         The Committee shall have the right to amend the Plan, subject to the above provisions (a) through (d), in accordance with the provisions of Section 7.5(g).

         8.2. Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors, and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.

                                   ARTICLE IX
                         DISCONTINUANCE OF CONTRIBUTIONS

         In the event the Company decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, it may, by resolution of the Board of Directors, discontinue contributions to the Plan. Upon the permanent discontinuance of contributions to the Plan and notwithstanding any other provisions of the Plan, the rights of Participants shall become fully vested and nonforfeitable unless replaced by a comparable plan. The permanent discontinuance of contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held in the Trust, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trust shall continue to be administered in accordance with the provisions hereof until the obligations hereunder shall have been discharged and satisfied. If, at the time of discontinuance, there is any amount outstanding on an Exempt Loan, any amount remaining in the Exempt Loan Suspense Subfund shall be disposed of as provided in any applicable loan agreement.

                                    ARTICLE X
                             TERMINATION AND MERGER

         10.1. Right to Terminate Plan. In the event the Board of Directors decides it is impossible or inadvisable for business reasons to continue the Plan, then it may, by resolution, terminate the Plan. Upon and after the effective date of such termination, the Company shall not make any further contributions under the Plan. Upon the termination or partial termination of the Plan for any reason, the interest in the Trust of each affected Participant shall automatically become fully vested unless the Plan is continued after its termination by conversion of the Plan into a comparable Plan through Plan amendment or through merger. If, at the time of termination, there is any amount outstanding in an Exempt Loan, any amount remaining in the Exempt Loan Suspense Subfund shall be disposed of in a manner that provides for the repayment of amounts outstanding in any such Exempt Loan. After the satisfaction of all outstanding liabilities of the Plan to persons other than Participants and Beneficiaries, all unallocated assets shall be allocated to the ESOP Accounts of Participants to the maximum extent permitted by law. The Trust Fund may not be fully or finally liquidated until all assets are allocated to ESOP Accounts; alternatively any unallocated assets may be transferred to another defined contribution plan maintained by the Sponsor or an Affiliated Company qualified under Code Section 401 where such assets shall be allocated among the accounts of Participants herein who are participants in such transferee plan. In no event, however, shall any part of the Plan revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding the foregoing, amounts held in the 415 Suspense Account may revert to the Company in accordance with Section 11.7.

         10.2. Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

         10.3. Merger Restriction. Notwithstanding any other provision in the Plan, the Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each affected Participant in the Plan would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         10.4. Effect of Reorganization, Transfer of Assets or Change in
Control.

                  (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue the Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

                  (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested in any amounts allocated to their ESOP Accounts on the date of such Change in Control and in any amounts allocated to their ESOP Accounts subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph (b) and prior to January 1, 2000, a "Change in Control" shall be as defined in the Plan prior to this restatement. On or after January 1, 2000, a "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:(1)

                           (i) Any "person," as such term is used in Sections
                  13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Sponsor representing (1) 20% or more of the combined voting power of the Sponsor's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (2) 33% or more of the combined voting power of the Sponsor's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

                           (ii) Individuals who, as of the date hereof,
                  constitute the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board of the Sponsor;

                           (iii) The consummation of a merger, consolidation or
                  reorganization involving the Sponsor, other than one which satisfies both of the following conditions:

                                    (1) a merger, consolidation or
                           reorganization which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by


-------------
(1) Section 10.4(b) was amended effective January 1, 2000 pursuant to the Fifth Amendment to the Plan adopted on December 31, 1999 as set forth above.

                           remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of the Sponsor or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in the Sponsor's voting securities immediately before such merger, consolidation or reorganization, and

                                    (2) a merger, consolidation or
                           reorganization in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Sponsor representing 20% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

                           (iv) The stockholders of the Sponsor approve a plan
                  of complete liquidation of the Sponsor or an agreement for the sale or other disposition by the Sponsor of all or substantially all of the Sponsor's assets.

                  Notwithstanding the preceding provisions of this paragraph
         (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) is
         (i) an underwriter or underwriting syndicate that has acquired any of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities, (ii) the Sponsor or any subsidiary of the Sponsor or (iii) an employee stock ownership plan or other employee benefit plan maintained by the Company or an Affiliated Company that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this paragraph
         (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by the Company or an Affiliated Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of the Sponsor or through a stock dividend or stock split), then a Change in Control shall occur.

                  (c) In the event of a Change in Control (as defined in Section 10.4(b) above), the Company shall be required to repay in full, solely from its own funds and within thirty (30) days following the date of such Change in Control, all Exempt Loans and Substitute Loans outstanding on the date of the Change in Control. Notwithstanding any other provision of the Plan to the contrary, all assets (including Company Stock) and funds that released from the Exempt Loan Suspense Subfund on account of repayment by the Company under this Section 10.4(c) shall be allocated, for the Plan Year in which the Change in Control occurs, in accordance with the formula set forth herein (consistent with the requirements imposed under Article XI, Section 4.2(d) and other requirements of the
         Code). Under the formula for allocation set forth herein, assets and funds that are released shall be allocated to Employees who are Participants as of the date of the Change in Control (or who would have been Participants but for their death, Disability or retirement at or after age 55 during the Plan Year) in the same ratio that each such Participant's Compensation for the Plan Year through the last pay period ending on or before the date of such Change in Control bears to the total Compensation of all such Participants for the Plan Year through their last pay periods ending on or before the date of such Change in Control.(1)



-------------
(1) Section 10.4(c) was amended effective July 23, 1996 as set forth in the First Amendment to the Plan and is amended effective January 1, 200 pursuant to the Fifth Amendment to the Plan as set forth above.

                                   ARTICLE XI
                            LIMITATION ON ALLOCATIONS

         11.1. General Rule.

                  (a) Subject to Sections 11.1(b) and 11.3 through 11.6 hereof, the total Annual Additions under the Plan to a Participant's ESOP Accounts for any Limitation Year shall not exceed the lesser of:

                           (i) Thirty Thousand Dollars ($30,000); or

                           (ii) Twenty-five percent (25%) of the Participant's
                  Compensation, from the Company for the Limitation Year. For purposes of this Article XI, the "Limitation Year" shall mean the Plan Year.

                  (b) For the purpose of this Article XI and XII only, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Company has adopted the Plan pursuant to Section 8.2. Solely for purposes of this Article XI, an entity shall be considered an Affiliated Company by reference to Code Section 415(h).

         11.2. Annual Additions. For purposes of Section 11.1, the term "Annual Additions" shall mean with respect to a Participant, for any Limitation Year with respect to the Plan and each other defined contribution plan, within the meaning of Code Section 415(k), maintained by the Company ("Defined Contribution Plan"), the sum of the amounts determined under Sections 11.2(a), (b), (c), and
(d) hereof:

                  (a) All amounts contributed or deemed contributed by the Company, except that the Annual Addition shall exclude the portion of the Company contribution representing interest on an Exempt Loan, provided that no more than one-third of the Company's contributions to the Trust Fund deductible under Code Section 404(a)(9) for a Limitation Year are allocated to Highly Compensated Employees.

                  (b) All amounts contributed by the Participant.

                  (c) Forfeitures allocated to such Participant. For purposes of this Section 11.2, forfeitures shall not include forfeitures of Company Stock acquired through the Trust Fund with the proceeds of an Exempt Loan, provided that no more than one-third of the Company's contributions to the Trust Fund deductible under Code Section 404(a)(9) for a Limitation Year are allocated to Highly Compensated Employees.

                  (d) All amounts described in Code Sections 415(l)(1) and 419A(d)(2).

         11.3. Other Defined Contribution Plans. If the Company maintains any other Defined Contribution Plan, then each Participant's Annual Additions under such Defined Contribution

Plan shall be aggregated with the Participant's Annual Additions under the Plan for the purposes of applying the limitations of Section 11.1.

         11.4. Defined Benefit Plans. If a Participant in the Plan has also been a participant in a defined benefit plan (as defined in Code Section 415(k)) maintained by the Company ("Defined Benefit Plan"), then in addition to the limitation contained in Section 11.1 hereof, the sum of the "Defined Benefit Fraction," as defined in Section 11.4(a) hereof, and the "Defined Contribution Fraction," as defined in Section 11.4(b) hereof, for any Limitation Year shall not exceed 1.0.

                  (a) "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the total projected benefit of a Participant under all Defined Benefit Plans expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Limitation Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Limitation Year under Code Section 415(b)(1)(A) times 1.25 or (ii) the percentage of compensation limit under Code Section 415(b)(1)(B) for such Limitation Year times 1.4.

                  (b) "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Participant's Annual Additions to the Plan and all other Defined Contribution Plans as of the end of a Limitation Year, and the denominator of which is the sum, determined for such Limitation Year and each prior Limitation Year of the Participant's service with the Company of the lesser of (i) the maximum dollar Annual Addition under Code Section 415(c)(1)(A) (determined without regard to Code Section 415(c)(6)) which could have been made for the Limitation Year times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Limitation Year under Code Section 415(c)(1)(B) times 1.4. In computing the Defined Contribution Fraction under this Section 11.4(b) with respect to any Limitation Year ending after December 31, 1982, the special transition rule provided in Code Section 415(e)(6) shall be applicable.

         This Section shall not apply to Plan Years beginning on or after January 1, 2000.

         11.5. Adjustment for Excess Annual Additions. To the extent that the Annual Additions on behalf of any Participant in a Limitation Year to the Plan and all other Defined Contribution Plans exceed the limitations set forth in Sections 11.1 through 11.3 hereof, then excess Annual Additions shall be eliminated in accordance with the following rules and in the following order:

                  (a) If the Annual Additions on behalf of a Participant in a Limitation Year to the Plan and all other Defined Contribution Plans would cause the sum of the Defined Contribution Fraction and Defined Benefit Fraction to exceed 1.0 as determined under Section 11.4 hereof, the excess shall be eliminated by first applying the provisions of such other Defined Benefit Plans or Defined Contribution Plans that are applicable to reduce the Annual Addition or annual benefit under such other plans (except to the extent that this may be prohibited by law or by the terms of such plans).

                  (b) If, after the application of paragraph (a) above, excess Annual Additions on behalf of any Participant remain, such excess shall be eliminated by reducing the allocation to the Participant's ESOP Account by the amount of the excess and treating such amount as a forfeiture under Section 5.3 hereof and reallocating such amount proportionately to the ESOP Accounts of other Participants receiving allocations for the Limitation Year up to the limits set forth in Sections 11.1 through 11.3 hereof.

                  (c) After each Participant's ESOP Account has been credited under paragraph (b) with an amount bringing his or her ESOP Account up to his or her maximum Annual Addition (determined under the provisions of this Article XI), any remaining excess Annual Addition shall be transferred and credited to a 415 Suspense Account established for the purpose of this Section 11.5.

                  (d) Any amounts held in the 415 Suspense Account shall be treated as Company contributions and allocated to the ESOP Accounts of Participants as of the last day of the next succeeding Plan Year in accordance with the allocation formula applicable to Company contributions provided in Section 4.2. The 415 Suspense Account shall be exhausted before any Company contributions shall be allocated to the ESOP Accounts of Participants subsequent to the date upon which any residue excess Annual Addition as described in paragraph (c) is credited to the 415 Suspense Account.

         11.6. Compensation. For the purpose of this Article XIII, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

                  (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

                  (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3) and any amount which is contributed or deferred by the Company at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125 or 457.

                  (c) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company, (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an Annual Addition, and (vi) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

                  (d) Notwithstanding anything in the Plan to the contrary, Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.

         11.7. Treatment of 415 Suspense Account Upon Termination. In the event the Plan shall terminate at a time when all amounts in the 415 Suspense Account have not been allocated to the ESOP Accounts of the Participants, the 415 Suspense Account amounts shall be applied as follows:

                  (a) The amount in the 415 Suspense Account shall first be allocated, as of the Plan termination date, to Participants in accordance with the allocation formula applicable to Company contributions provided under Section 4.2(a).

                  (b) If, after those allocations have been made, any further residue funds remain in the 415 Suspense Account, the residue may revert to the Company in accordance with applicable provisions of the Code, ERISA, and the regulations thereunder.

                  (c) Notwithstanding paragraphs (a) and (b) above, in the event that termination of the plan occurs after a Change in Control, all amounts in the 415 Suspense Account shall be allocated to Participants only in accordance with Section 10.4 hereof, and no part of the 415 Suspense Account shall revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

                                   ARTICLE XII
                                 TOP-HEAVY RULES

         12.1. Applicability. Notwithstanding any provision in the Plan to the contrary, and subject to the limitations set forth in Section 12.7, the requirements of Sections 12.4, 12.5, and 12.6 shall apply under the Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 12.3. For the purpose of this Article XII and XI only, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such company has adopted the Plan pursuant to Section 8.2.

         12.2. Definitions. For purposes of this Article XII, the following special definitions and definitional rules shall apply:

                  (a) The term "Key Employee" means any Employee or former Employee who, at any time during the Plan Year or any of the four preceding Plan Years, is or was:

                           (i) An officer of the Company having an annual
                  Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers;

                           (ii) One of the ten Employees having annual
                  Compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company. For this purpose, if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest;

                           (iii) A Five Percent Owner of the Company; or

                           (iv) A One Percent Owner of the Company having an
                  annual Compensation from the Company of more than $150,000.

                  (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

                  (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

                  (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

                  (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

                  (f) The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant, and (ii) each other plan of the Company which enables any plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                  (g) For purposes of determining ownership under paragraphs
         (a), (b) and (c) above, the following special rules shall apply: (i) Code Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Subsections (b), (c) and (m) of Code Section 414 shall not apply, with the result that the ownership tests of this Section 12.2 shall apply separately with respect to each Affiliated Company.

                  (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this
         Section 12.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

                  (i) For purposes of this Article XII, an Employee's Compensation shall be determined in accordance with the rules of
         Section 11.6.

         12.3. Top-Heavy Status

                  (a) The term "Top-Heavy Plan" means, with respect to any Plan
         Year:

                           (i) Any defined benefit plan if, as of the
                  Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the

                           (ii) cumulative accrued benefits under the plan for
                  all Employees; and

                           (iii) Any defined contribution plan if, as of the
                  Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

                  In applying the foregoing provisions of this paragraph (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

                  (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

                  (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. The preceding prior distribution rule shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an Aggregation Group; provided, however, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                  (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

                  (e) If any individual has not performed services for the Company at any time during the five year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3

                  (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliated Companies, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                  (g) For all purposes of this Article XII, the definitions provided under this Section 12.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the regulations thereunder.

         12.4. Minimum Contributions. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the minimum Company Contributions for that year shall be determined in accordance with the rules of this Section 12.4.

                  (a) Except as provided below, the minimum contribution (including for Plan Years beginning after December 31, 1984, amounts deferred under a cash or deferred arrangement under Code Section 401(k)) for each Non-Key Employee shall be not less than 3% of his or her compensation.

                  (b) Subject to the following rules of this paragraph (b), the percentage set forth in paragraph (a) above shall not be required to exceed the percentage at which contributions (including for Plan Years beginning after December 31, 1984, amounts deferred under a cash or deferred arrangement under Code Section 401(k)) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his or her total compensation for the Plan Year as does not exceed the applicable Compensation limit. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Notwithstanding the foregoing, the exceptions to paragraph (a) as provided under this paragraph (b) shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

                  (c) The Participant's minimum contribution determined under this Section 12.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

                  (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described in paragraph
         (a) above) a minimum benefit under the defined benefit plan so as to prevent the duplication of required minimum benefits hereunder.

         12.5. Maximum Annual Addition.

                  (a) Except as set forth below, for any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the rules of Section 11.4(b) and (c) shall be applied by substituting "1.0" for "1.25".

                  (b) The rule set forth in paragraph (a) above shall not apply if (i) the minimum contribution requirement of Section 12.4(a) above would be satisfied after substituting "4%" for "3%" where it appears therein, and (ii) the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" each place it appears in Section 12.3(a).

                  (c) The rules of paragraph (a) shall not apply with respect to any Employee as long as there are no (i) Company Contributions (including amounts deferred under a cash or deferred arrangement under Code Section 401(k)), forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or (ii) accruals by the Employee under a defined benefit plan maintained by the Company.

         12.6. Minimum Vesting Rules. For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule shall be the vesting schedule set forth in Section 5.2.

         12.7. Non-Eligible Employees. The rules of this Article XII shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

                                  ARTICLE XIII
                       RESTRICTION ON ASSIGNMENT OR OTHER
                           ALIENATION OF PLAN BENEFITS

         13.1. General Restrictions Against Alienation.

                  (a) The interest of any Participant or his or her Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may be permitted in connection with providing security for a loan from the Plan to the Participant pursuant to the provisions of the Plan as it may be amended from time to time. The interest of any Participant or Beneficiary shall not be liable or subject to his or her debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

                  (b) In the event any person attempts to take any action contrary to this Article XIII, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

                  (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) and Section 206(d) of ERISA as construed and interpreted by authoritative judicial and administrative rulings and regulations.

         13.2. Qualified Domestic Relations Orders. The rules set forth in
Section 13.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

                  (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

                           (i) Creates or recognizes the existence of an
                  Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under the Plan with respect to a Participant,

                           (ii) Relates to the provision of child support,
                  alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                           (iii) Is made pursuant to a State domestic relations
                  law (including a community property law), and

                           (iv) Clearly specifies: (1) the name and last known
                  mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Committee does not have reason to know that address independently of the order); (2) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (3) the number of payments or period to which the order applies; and (4) each plan to which the order applies.

                   For purposes of this Section 13.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

                  (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                           (i) The Plan to provide any type or form of benefit,
                  or any option, not otherwise provided under the Plan;

                           (ii) The Plan to provide increased benefits; or

                           (iii) The payment of benefits to an Alternate Payee
                  that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

                  (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                           (i) On or after the date on which the Participant
                  attains (or would have first attained) his or her earliest retirement age (as defined in Code Section 414(p)(4)(B));

                           (ii) As if the Participant had retired on the date on
                  which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and

                           (iii) In any form in which such benefits may be paid
                  under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                  Notwithstanding the foregoing, if the Participant dies before his or her earliest retirement age (as defined in Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

                  (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving Spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

                  (e) In the case of any domestic relations order received by the Plan, the Committee shall promptly notify the Participant and any Alternate Payee named in the order that an order has been received and shall provide a copy of the Plan's procedures for determining the qualified status of domestic relations orders. An Alternate Payee may designate a representative for receipt of copies of notices and plan information that are sent to the Alternate Payee with respect to domestic relations order. Within a reasonable period after the receipt of the order, the Committee shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

                  (f) The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall direct the Trustee to segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order is not a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 13.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.


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

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         14.1. No Right of Employment Hereunder. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

         14.2. Limitation on Company Liability. Any benefits payable under the Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

         14.3. Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

         14.4. Gender. Masculine gender shall include the feminine and the singular shall include the plural unless the context clearly indicates otherwise.

         14.5. Interpretation. The provisions of the Plan shall in all cases be interpreted in a manner that is consistent with the Plan satisfying (a) the requirements of Code Section 401(a) and related statutes for qualification as a stock bonus plan and (b) the requirements of Code Section 4975(e)(7) and related statutes for qualification as an employee stock ownership plan and eligibility for the prohibited transaction exemption provided under Code Section 4975(d)(3) and its related statutes under ERISA.

         14.6. Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

         14.7. California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

         14.8. Plan and Trust as One Instrument. The Plan and the Trust Agreement shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of the Trust Agreement and the Plan, the provisions of the Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the Trust Agreement shall control.

         14.9. Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in the Plan shall become illegal, null or void or against public policy, for any reason, or shall be


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

held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in the Plan shall not be affected thereby.

         14.10. Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.


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

         IN WITNESS WHEREOF, Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Employee Stock Ownership Plan as restated this 21st day of June, 2000.

ALLERGAN, INC.


By  /s/ Francis R. Tunney, Jr.
    --------------------------
    Francis R. Tunney, Jr.
    Corporate Vice President, Administration
    General Counsel and Secretary of Allergan, Inc.


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